UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SolarEdge Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLAREDGE TECHNOLOGIES, INC. 1 HAMADA ST. HERZLIYA PITUACH 4673335 ISRAEL	Your Vote Counts! SOLAREDGE TECHNOLOGIES, INC. 2021 Annual Meeting To Be Held On June 1, 2021 Vote by May 31, 2021 11:59 PM ET

You invested in SOLAREDGE TECHNOLOGIES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the 2021 Annual Meeting of Stockholders to be held on June 1, 2021.
Get informed before you vote
View the 2021 Notice and Proxy Statement and 2020 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the proxy material(s) by requesting them prior to May 18, 2021. If you would like to view the proxy materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is no charge for requesting a paper or email copy of the proxy materials.

For complete inf
Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 1, 2021 9:00 AM PDT

The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/SEDG2021.
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*You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card. Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy as described on the reverse side. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
Company Proposals
1. Election of Directors
Nominees:
1a. Nadav Zafrir	For
1b. Avery More	For
1c. Zvi Lando	For
2. Ratification of appointment of EY as independent registered public accounting firm for the year ending December 31, 2021.	For
3. Approval of, on an advisory and non-binding basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”).
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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